Subsequent events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent events
27. Subsequent events
In December 2019, novel coronavirus (COVID-19) was first reported to have surfaced in Wuhan, China. Subsequent to December 31, 2019, COVID-19 has spread rapidly to many parts of China and other parts of the world. The epidemic has resulted in quarantines, travel restrictions, and the temporary closure of stores and facilities in China and elsewhere.
Substantially all of the Company’s revenue and workforce are concentrated in China. Consequently, the COVID-19 outbreak may materially adversely affect the Company’s financial condition and operating results for 2020, including but not limited to material negative impact to the Company’s total revenues, credit drawdowns, proceeds from collection of loan principal and finance lease receivables, additional allowance for loan principal and finance lease receivables, guarantee liabilities, risk assurance liabilities and significant downward adjustments or impairment to the Company’s long-term investments. Due to the significant uncertainties surrounding the COVID-19 outbreak, the extent of the business disruption and the related financial impact cannot be reasonably estimated at this time.
In February and March 2019, Xiamen Qudian, our consolidated VIE, entered into two term loans with China Construction Bank with an aggregate principal amount of RMB195.0 million (US$28.0 million). Each term loan has a fixed interest rate of 3.915% per annum and a term of 12 months. As collateral for such borrowings, our subsidiary Qufenqi (HK) Limited deposited US$33.2 million in a bank account designated by China Construction Bank. We receive interest on such deposits at rates ranging from 3.279% to 3.292% per annum. We fully repaid such borrowings by end of March 2020.
In March and April 2020, the Company repurchased convertible senior notes at market price, with a principal amount of US$170,000,000.